AGREEMENT AND PLAN OF MERGER


THIS  AGREEMENT  AND  PLAN  OF  MERGER is made as of the 4th day of August, 2005

AMONG:

          NATIONAL DIVERSIFIED SERVICES, INC., a corporation formed pursuant to the laws of the State of Delaware and having an office for business located at 1400 Old Country Road, Suite 302, Westbury, New York 11590

          ("NADS")

AND:

          NADS ACQUISITION CORP., a body corporate formed pursuant to the laws of the State of Delaware and a wholly owned subsidiary of NADS

          (the "Acquirer")

AND:

          THE CERTO GROUP, INC., a body corporate formed pursuant to the laws of the State of Delaware and having an office for business located at 1927 Gary Road, Stewartsville, New Jersey 08886

          ("Certo")

AND:

          DOMINIC CERTO, an individual having an address at 1927 Gary Road, Stewartsville, New Jersey 08886

          (the "Certo Shareholder")


WHEREAS:

A. Certo is a Delaware corporation engaged in the business of providing food services;

B. The Certo Shareholder owns 100 Certo Shares, being 100% of the presently issued and outstanding Certo Shares;

C. NADS is a reporting company whose common stock is available for quotation on the "Pink Sheets" although there are currently no market makers and which is not presently engaged in any business;

D. The respective Boards of Directors of NADS, Certo and the Acquirer deem it advisable and in the best interests of NADS, Certo and the Acquirer that Certo merge with and into the Acquirer (the "Merger") pursuant to this Agreement and the Certificate of Merger, and the applicable provisions of the laws of the State of Delaware; and



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
E. It is intended that the Merger shall qualify for United States federal income tax purposes as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:


                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

DEFINITIONS

1.1     In  this Agreement the following terms will have the following meanings:

     (a) "ACQUISITION SHARES" means the 79,639,830 NADS Common Shares to be issued to the Certo Shareholder at Closing pursuant to the terms of the Merger;

     (b) "AGREEMENT" means this agreement and plan of merger among NADS, the Acquirer, Certo, and the Certo Shareholder;

     (c) "CERTO ACCOUNTS PAYABLE AND LIABILITIES" means all accounts payable and liabilities of Certo, due and owing or otherwise constituting a binding obligation of Certo (other than a Certo Material Contract) as was provided to NADS prior to the date hereof and which if requested will be provided to NADS subsequent to the Closing;

     (d) "CERTO ACCOUNTS RECEIVABLE" means all accounts receivable and other debts owing to Certo, as was provided to NADS prior to the date hereof and which if requested will be provided to NADS subsequent to the Closing;

     (e) "CERTO ASSETS" means the undertaking and all the property and assets of the Certo Business of every kind and description wheresoever situated including, without limitation, Certo Equipment, Certo Inventory, Certo Material Contracts, Certo Accounts Receivable, Certo Cash, Certo Intangible Assets and Certo Goodwill, and all credit cards, charge cards and banking cards issued to Certo;

     (f) "CERTO BANK ACCOUNTS" means all of the bank accounts, lock boxes and safety deposit boxes of Certo or relating to the Certo Business as was provided to NADS prior to the date hereof and which if requested will be provided to NADS subsequent to the Closing;

     (g) "CERTO BUSINESS" means all aspects of the business conducted by Certo and its subsidiary The Certo Group, LLC;

     (h) "CERTO CASH" means all cash on hand or on deposit to the credit of Certo on the Closing Date;

     (i) "CERTO DEBT TO RELATED PARTIES" means the debts owed by Certo and its subsidiaries to the Certo Shareholder or to any family member thereof, or to any affiliate, director or officer of Certo or the Certo Shareholder as described in Schedule "D";


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

     (j) "CERTO EQUIPMENT" means all machinery, equipment, furniture, and furnishings used in the Certo Business as was provided to NADS prior to the date hereof and which if requested will be provided to NADS subsequent to the Closing;

     (k) "CERTO FINANCIAL STATEMENTS" means collectively, the audited consolidated financial statements of Certo dated December 31, 2004, together with the unqualified auditors' report thereon, true copies of which were provided to NADS prior to the date hereof and which if requested will be provided to NADS subsequent to the Closing. Subject to the consent of NADS, unaudited financial statements for the same period shall be acceptable;

     (l) "CERTO GOODWILL" means the goodwill of the Certo Business together with the exclusive right of NADS to represent itself as carrying on the Certo Business in succession of Certo subject to the terms hereof, and the right to use any words indicating that the Certo Business is so carried on including the right to use the name "Certo" or any variation thereof as part of the name of or in connection with the Certo Business or any part thereof carried on or to be carried on by Certo, the right to all corporate, operating and trade names associated with the Certo Business, or any variations of such names as part of or in connection with the Certo Business, all telephone listings and telephone advertising contracts, all lists of customers, books and records and other information relating to the Certo Business, all necessary licenses and authorizations and any other rights used in connection with the Certo Business;

     (m) "CERTO INSURANCE POLICIES" means the public liability insurance and insurance against loss or damage to Certo Assets and the Certo Business as was provided to NADS prior to the date hereof and which if requested will be provided to NADS subsequent to the Closing;

     (n) "CERTO INTANGIBLE ASSETS" means all of the intangible assets of Certo, including, without limitation, Certo Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of Certo and its subsidiaries;

     (o) "CERTO INVENTORY" means all inventory and supplies of the Certo Business as was provided to NADS prior to the date hereof and which if requested will be provided to NADS subsequent to the Closing;

     (p) "CERTO MATERIAL CONTRACTS" means the burden and benefit of and the right, title and interest of Certo in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which Certo is entitled in connection with the Certo Business whereunder Certo is obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts which were provided to NADS prior to the date hereof and which if requested will be provided to NADS subsequent to the Closing; and

     (q) "CERTO SHARES" means all of the issued and outstanding 100 shares of Certo's common stock, no par value.

     (r) "CLOSING" means the completion, on the Closing Date, of the transactions contemplated hereby in accordance with Article 9 hereof;



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
     (s) "CLOSING DATE" means the day on which all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived;

     (t) "EFFECTIVE TIME" means the date of the filing of an appropriate Certificate of Merger in the form required by the State of Delaware, which certificate shall provide that the Merger shall become effective upon such filing;

     (u) "MERGER" means the merger, at the Effective Time, of Certo and the Acquirer pursuant to this Agreement and Plan of Merger;

     (v)  "MERGER CONSIDERATION" means the Acquisition Shares;

     (w) "NADS ACCOUNTS PAYABLE AND LIABILITIES" means all accounts payable and liabilities of NADS, on a consolidated basis, due and owing or otherwise constituting a binding obligation of NADS and its subsidiaries (other than a NADS Material Contract) as of June 30, 2005 as set forth is Schedule "J" hereto;

     (x) "NADS ACCOUNTS RECEIVABLE" means all accounts receivable and other debts owing to NADS, on a consolidated basis, as of June 30, 2005 as set forth in Schedule "K" hereto;

     (y) "NADS ASSETS" means the undertaking and all the property and assets of the NADS Business of every kind and description wheresoever situated including, without limitation, NADS Equipment, NADS Inventory, NADS Material Contracts, NADS Accounts Receivable, NADS Cash, NADS Intangible Assets and NADS Goodwill, and all credit cards, charge cards and banking cards issued to NADS;

     (z) "NADS BANK ACCOUNTS" means all of the bank accounts, lock boxes and safety deposit boxes of NADS and its subsidiaries or relating to the NADS Business as set forth in Schedule "L" hereto;

     (aa) "NADS BUSINESS" means all aspects of any business conducted by NADS and its subsidiaries;

     (bb) "NADS CASH" means all cash on hand or on deposit to the credit of NADS and its subsidiaries on the Closing Date;

     (cc) "NADS COMMON SHARES" means the shares of common stock in the capital of NADS;

     (dd) "NADS DEBT TO RELATED PARTIES" means the debts owed by NADS and its subsidiaries to any affiliate, director or officer of NADS as described in Schedule "M" hereto;

     (ee) "NADS EQUIPMENT" means all machinery, equipment, furniture, and furnishings used in the NADS Business, including, without limitation, the items more particularly described in Schedule "N" hereto;

     (ff) "NADS FINANCIAL STATEMENTS" means, collectively, the audited consolidated financial statements of NADS for the fiscal year ended December 31, 2004, together with the unqualified auditors' report thereon, and the unaudited consolidated financial statements of NADS for the six month period ended June 30, 2005, true copies of which are attached as Schedule "O" hereto;



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
     (gg) "NADS GOODWILL" means the goodwill of the NADS Business including the right to all corporate, operating and trade names associated with the NADS Business, or any variations of such names as part of or in connection with the NADS Business, all books and records and other information relating to the NADS Business, all necessary licenses and authorizations and any other rights used in connection with the NADS Business;

     (hh) "NADS INSURANCE POLICIES" means the public liability insurance and insurance against loss or damage to the NADS Assets and the NADS Business as described in Schedule "P" hereto;

     (ii) "NADS INTANGIBLE ASSETS" means all of the intangible assets of NADS and its subsidiaries, including, without limitation, NADS
          Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of NADS and its subsidiaries;

     (jj) "NADS INVENTORY" means all inventory and supplies of the NADS Business as of June 30, 2005, as set forth in Schedule "Q" hereto;

     (kk) "NADS MATERIAL CONTRACTS" means the burden and benefit of and the right, title and interest of NADS and its subsidiaries in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which NADS or its subsidiaries are entitled whereunder NADS or its subsidiaries are obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "R" hereto;

     (ll) "PLACE OF CLOSING" means the offices of Sichenzia Ross Friedman Ference LLP, or such other place as NADS and Certo may mutually agree upon;

     (mm) "STATE CORPORATION LAW" means the General Corporation Law of the State of Delaware;

     (nn) "SURVIVING COMPANY" means the Acquirer following the merger with Certo;

Any other terms defined within the text of this Agreement will have the meanings so ascribed to them.

CAPTIONS  AND  SECTION  NUMBERS

1.2 The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

SECTION  REFERENCES  AND  SCHEDULES

1.3 Any reference to a particular "Article", "section", "paragraph", "clause" or other subdivision is to the particular Article, section, clause or other subdivision of this Agreement and any reference to a Schedule by letter will mean the appropriate Schedule attached to this Agreement and by such reference the appropriate Schedule is incorporated into and made part of this Agreement. The Schedules to this Agreement are as follows:



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
Information concerning Certo

     Schedule  "D"     Certo  Debts  to  Related  Parties

Information  concerning  NADS

     Schedule  "J"     NADS  Accounts  Payable  and  Liabilities
     Schedule  "K"     NADS  Accounts  Receivable
     Schedule  "L"     NADS  Bank  Accounts
     Schedule  "M"     NADS  Debts  to  Related  Parties
     Schedule  "N"     NADS  Equipment
     Schedule  "O"     NADS  Financial  Statements
     Schedule  "P"     NADS  Insurance  Policies
     Schedule  "Q"     NADS  Inventory
     Schedule  "R"     NADS  Material  Contracts

Agreements

     Schedule  "S"  Form  of  Consulting  Agreement  for  George Rubin and Morry
     Rubin
     Schedule "T" Form of Registration Rights Agreement

SEVERABILITY  OF  CLAUSES

1.4 If any part of this Agreement is declared or held to be invalid for any reason, such invalidity will not affect the validity of the remainder which will continue in full force and effect and be construed as if this Agreement had been executed without the invalid portion, and it is hereby declared the intention of the parties that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held to be invalid.

                                    ARTICLE 2
                                   THE MERGER

THE  MERGER

2.1 At Closing, Certo shall be merged with and into the Acquirer pursuant to this Agreement and Plan of Merger and the separate corporate existence of Certo shall cease and the Acquirer, as it exists from and after the Closing, shall be the Surviving Company.

EFFECT  OF  THE  MERGER

2.2 The Merger shall have the effect provided therefor by the State Corporation Law. Without limiting the generality of the foregoing, and subject thereto, at Closing (i) all the rights, privileges, immunities, powers and franchises, of a public as well as of a private nature, and all property, real, personal and mixed, and all debts due on whatever account, including without limitation subscriptions to shares, and all other choses in action, and all and every other interest of or belonging to or due to Certo or the Acquirer, as a group, subject to the terms hereof, shall be taken and deemed to be transferred to, and vested in, the Surviving Company without further act or deed; and all property, rights and privileges, immunities, powers and franchises and all and every other interest shall be thereafter as effectually the property of the Surviving Company, as they were of Certo and the Acquirer, as a group, and (ii) all debts, liabilities, duties and obligations of Certo and the Acquirer, as a group, subject to the terms hereof, shall become the debts, liabilities and duties of the Surviving Company and the Surviving Company shall thenceforth be responsible and liable for all debts, liabilities, duties and obligations of



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
Certo and the Acquirer, as a group, and neither the rights of creditors nor any liens upon the property of Certo or the Acquirer, as a group, shall be impaired by the Merger, and may be enforced against the Surviving Company.

CERTIFICATE  OF  INCORPORATION;  BYLAWS;  DIRECTORS  AND  OFFICERS

2.3 The Certificate of Incorporation of the Surviving Company from and after the Closing shall be the Certificate of Incorporation of the Acquirer until thereafter amended in accordance with the provisions therein and as provided by the applicable provisions of the State Corporation Law. The Bylaws of the Surviving Company from and after the Closing shall be the Bylaws of Certo as in effect immediately prior to the Closing, continuing until thereafter amended in accordance with their terms, the Certificate of Incorporation of the Surviving Company and as provided by the State Corporation Law. The Directors of the Acquirer at the Effective Time shall continue to be the Directors of Certo.

CONVERSION  OF  SECURITIES

2.4 At the Effective Time, by virtue of the Merger and without any action on the part of the Acquirer, Certo or the Certo Shareholder, the shares of capital stock of each of Certo and the Acquirer shall be converted as follows:

     (a) Capital Stock of the Acquirer. Each issued and outstanding share of the Acquirer's capital stock shall continue to be issued and outstanding and shall represent one share of validly issued, fully paid, and non-assessable common stock of the Surviving Company owned by NADS. Each stock certificate of the Acquirer evidencing ownership of any such shares shall continue to evidence ownership of such shares of capital stock of the Surviving Company.

     (b) Conversion of Certo Shares. Each Certo Share that is issued and outstanding at the Effective Time shall automatically be cancelled and extinguished and converted, without any action on the part of the holder thereof, into the right to receive at the time and in the amounts described in this Agreement an amount of Acquisition Shares equal to the number of Acquisition Shares divided by the number of Certo Shares outstanding immediately prior to Closing. All such Certo Shares, when so converted, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the Acquisition Shares paid in consideration therefor upon the surrender of such certificate in accordance with this Agreement.

ADHERENCE  WITH  APPLICABLE  SECURITIES  LAWS

2.5 The Certo Shareholder agrees that he is acquiring the Acquisition Shares for investment purposes and will not offer, sell or otherwise transfer, pledge or hypothecate any of the Acquisition Shares issued to them (other than pursuant to an effective Registration Statement under the Securities Act of 1933, as amended) directly or indirectly unless:

     (a)  the sale is to NADS;

     (b) the sale is made pursuant to the exemption from registration under the Securities Act of 1933,as amended, provided by Rule 144 thereunder; or

     (c) the Acquisition Shares are sold in a transaction that does not require registration under the Securities Act of 1933, as amended, or any applicable United States state laws and regulations governing the offer and sale of securities, and the vendor has furnished to NADS an opinion of counsel to that effect or such other written opinion as may be reasonably required by NADS.

     The Certo Shareholder acknowledges that the certificates representing the Acquisition Shares shall bear the following legend:

              NO SALE, OFFER TO SELL, OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, IN RESPECT OF SUCH SHARES IS THEN IN EFFECT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT IS THEN IN FACT APPLICABLE TO SAID SHARES.


                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES
                                     OF NADS

REPRESENTATIONS  AND  WARRANTIES

3.1 NADS represents and warrants in all material respects to Certo, with the intent that Certo will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

NADS  -  CORPORATE  STATUS  AND  CAPACITY

     (a) Incorporation. NADS is a corporation duly incorporated and validly subsisting under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware. NADS has no subsidiaries except for the Acquirer;

     (b) Carrying on Business. NADS does not currently conduct business, except for the actual operations of the corporation which are carried on in the State of New York and does carry on any other material business activity in any other jurisdictions. NADS is duly authorized to carry on such business in the State of New York. The nature of the NADS Business does not require NADS to register or otherwise be qualified to carry on business in any other jurisdictions;

     (c) Corporate Capacity. NADS has the corporate power, capacity and authority to own the NADS Assets and to enter into and complete this Agreement;

     (d) Reporting Status; Listing. NADS files current reports with the Securities and Exchange Commission pursuant to section 15(d) of the Securities - Exchange Act of 1934, the NADS Common Shares are available for quotation on the "Pink Sheets" although there are currently no market makers, and all reports required to be filed by NADS with the Securities and Exchange Commission have been filed prior to the date hereof;

ACQUIRER  -  CORPORATE  STATUS  AND  CAPACITY

     (e) Incorporation. The Acquirer is a corporation duly incorporated and validly subsisting under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware;

     (f) Carrying on Business. Other than corporate formation and organization, the Acquirer has not carried on business activities to date.

     (g) Corporate Capacity. The Acquirer has the corporate power, capacity and authority to enter into and complete this Agreement;

NADS  -  CAPITALIZATION

     (h) Authorized Capital. The authorized capital of NADS consists of 100,000,000 NADS Common Shares, $0.001 par value, of which 8,848,870 NADS Common - Shares are presently issued and outstanding;

     (i) No Option. No person, firm or corporation has any agreement or option or any right capable of becoming an agreement or option for the acquisition of NADS Common Shares or for the purchase, subscription or issuance of any of the unissued shares in the capital of NADS;

     (j) Capacity. NADS has the full right, power and authority to enter into this Agreement on the terms and conditions contained herein. This Agreement has been approved by NADS' board of directors;

ACQUIRER  CAPITALIZATION

     (k) Authorized Capital. The authorized capital of the Acquirer consists of 100 shares of common stock, $0.001 par value, of which one share of common stock is presently issued and outstanding;

     (l) No Option. No person, firm or corporation has any agreement or option or any right capable of becoming an agreement or option for the acquisition of any common or preferred shares in Acquirer or for the purchase, subscription or issuance of any of the unissued shares in the capital of Acquirer;

     (m) Capacity. The Acquirer has the full right, power and authority to enter into this Agreement on the terms and conditions contained herein;

NADS  -  RECORDS  AND  FINANCIAL  STATEMENTS

     (n) Charter Documents. The charter documents of NADS and the Acquirer have not been altered since the incorporation of each, respectively, except to increase NADS' authorized capital to 100,000,000 shares and as filed in the record books of NADS or the Acquirer, as the case may be;

     (o) Corporate Minute Books. The corporate minute books of NADS and its subsidiaries are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by NADS and its subsidiaries which required director or shareholder approval are reflected on the corporate minute books of NADS and its subsidiaries. NADS and its subsidiaries are not in violation or breach of, or in default with respect to, any term of their respective Certificates of Incorporation (or other charter documents) or by-laws.

     (p) NADS Financial Statements. The NADS Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of NADS, on a consolidated basis, as of the respective dates thereof, and the sales and earnings of the NADS Business during the periods covered thereby, in all material respects and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

     (q) NADS Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of NADS or its subsidiaries which are not disclosed in Schedule "J" hereto or reflected in the NADS Financial Statements except for certain material liabilities which are listed in Schedule "J" as having been incurred after June 30, 2005 and those incurred in the ordinary course of business since the date of the said schedule and the NADS Financial Statements, and neither NADS nor its subsidiaries have guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of NADS and its subsidiaries as of June 30, 2005 are described in Schedule "J" hereto;

     (r) NADS Accounts Receivable. All the NADS Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of NADS, any claim by the obligor for set-off or counterclaim;

     (s) NADS Bank Accounts. All of the NADS Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "L" hereto;

     (t) No Debt to Related Parties. Except as disclosed in Schedule "M" hereto, neither NADS nor its subsidiaries are, and on Closing will not be, materially indebted to any affiliate, director or officer of NADS except accounts payable on account of bona fide business transactions of NADS incurred in normal course of the NADS Business, including employment agreements, none of which are more than 30 days in arrears;

     (u) No Related Party Debt to NADS. No director or officer or affiliate of NADS is now indebted to or under any financial obligation to NADS or its subsidiaries on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

     (v) No Dividends. No dividends or other distributions on any shares in the capital of NADS have been made, declared or authorized since the date of NADS Financial Statements;

     (w) No Payments. Except for payments made of any items listed in Schedule "J", including, without limitation, payment of Morry Rubin's accrued salary of $58,750, consulting fees payable to Morry Rubin and George Rubin pursuant to their consulting agreements, accounting fees, legal fees payable to NADS' attorneys in connection with the merger and the payment of all NADS' liabilities as contemplated herein, no payments of any kind have been made or authorized since the date of the NADS Financial Statements to or on behalf of officers, directors, shareholders or employees of NADS or its subsidiaries or under any management agreements with NADS or its subsidiaries, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

     (x) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting NADS or its subsidiaries;

     (y) No Adverse Events. NADS will make payment of all NADS Liabilities incurred through the Closing Date, including, without limitation, accrued salaries, taxes, current liabilities, consulting fees described in Schedule "S", transfer agent fees, accounting fees and legal fees incurred, in connection with this transaction so that NADS has no liabilities except those incurred on or after the Closing Date. At Closing, it is anticipated that NADS will have no cash or other assets except its ownership interest in the Acquirer, which will own the business and assets of Certo by virtue of the transactions contemplated herein. Except as contemplated above, since the date of the NADS Financial Statements

          (i) there has not been any material adverse change in the financial position or condition of NADS, its subsidiaries, its liabilities or the NADS Assets or any damage, loss or other change in circumstances materially affecting NADS, the NADS Business or the NADS Assets or NADS' right to carry on the NADS Business, other than changes in the ordinary course of business,

          (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting NADS, its subsidiaries, the NADS Business or the NADS Assets,

          (iii) there has not been any material increase in the compensation payable or to become payable by NADS to any of NADS' officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

          (iv) the NADS Business has been and continues to be carried on in the ordinary course,

          (v) NADS has not waived or surrendered any right of material value,

          (vi) Neither NADS nor its subsidiaries have discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

          (vii) no capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made.

NADS  -  INCOME  TAX  MATTERS

     (z) Tax Returns. All tax returns and reports of NADS and its subsidiaries required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by NADS and its subsidiaries or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

     (aa) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by NADS or its subsidiaries. NADS is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

NADS  -  APPLICABLE  LAWS  AND  LEGAL  MATTERS

     (bb) Licenses. NADS and its subsidiaries hold all licenses and permits as may be requisite for carrying on the NADS Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the NADS Business;

     (cc) Applicable Laws. Neither NADS nor its subsidiaries have been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which apply to them the violation of which would have a material adverse effect on the NADS Business, and to NADS' knowledge, neither NADS nor its subsidiaries are in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees the contravention of which would result in a material adverse impact on the NADS Business;

     (dd) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to NADS, its subsidiaries, the NADS Business, or any of the NADS Assets nor does NADS have any knowledge of any deliberate act or omission of NADS or its subsidiaries that would form any material basis for any such action or proceeding;

     (ee) No Bankruptcy. Neither NADS nor its subsidiaries have made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against NADS or its subsidiaries and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of NADS or its subsidiaries;

     (ff) Labor Matters. Neither NADS nor its subsidiaries are party to any collective agreement relating to the NADS Business with any labor union or other association of employees and no part of the NADS Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of NADS, has made any attempt in that regard;

     (gg) Finder's Fees. Neither NADS nor its subsidiaries are party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

EXECUTION  AND  PERFORMANCE  OF  AGREEMENT

     (hh) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of NADS and the Acquirer;

     (ii) No Violation or Breach. The execution and performance of this Agreement will not:

          (i) violate the charter documents of NADS or the Acquirer or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which NADS or its subsidiaries are party,

          (ii) give any person any right to terminate or cancel any agreement including, without limitation, the NADS Material Contracts, or any right or rights enjoyed by NADS or its subsidiaries,

          (iii) result in any alteration of NADS' or its subsidiaries' obligations under any agreement to which NADS or its subsidiaries are party including, without limitation, the NADS Material Contracts,

          (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the NADS Assets,

          (v) result in the imposition of any tax liability to NADS or its subsidiaries relating to the NADS Assets, or

          (vi) violate any court order or decree to which either NADS or its subsidiaries are subject;

THE  NADS  ASSETS  -  OWNERSHIP  AND  CONDITION

     (jj) Business Assets. The NADS Assets comprise all of the property and assets of the NADS Business, and no other person, firm or corporation owns any assets used by NADS or its subsidiaries in operating the NADS Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "N" or "R" hereto;

     (kk) Title. NADS or its subsidiaries are the legal and beneficial owner of the NADS Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "N" or "R" hereto;

     (ll) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the NADS Assets;

     (mm) NADS Insurance Policies. NADS and its subsidiaries do not maintain public liability insurance and insurance against loss or damage to the NADS Assets and the NADS Business as described in Schedule "P" hereto;

     (nn) NADS Material Contracts. The NADS Material Contracts listed in Schedule "R" constitute all of the material contracts of NADS and its subsidiaries;

     (oo) No Default. There has not been any default in any material obligation of NADS or any other party to be performed under any of the NADS Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "R" hereto), and NADS is not aware of any default in the obligations of any other party to any of the NADS Material Contracts;

     (pp) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of NADS or its subsidiaries. Neither NADS nor its subsidiaries are obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

NADS ASSETS - NADS EQUIPMENT

     (qq) NADS Equipment. NADS has no Equipment;

NADS  ASSETS  -  NADS  GOODWILL  AND  OTHER  ASSETS

     (rr) NADS Goodwill. NADS and its subsidiaries do not carry on the NADS Business under any other business or trade names. NADS has no intangible assets and does not have any knowledge of any infringement by NADS or its subsidiaries of any patent, trademark, copyright or trade secret;

THE  NADS  BUSINESS

     (ss) Maintenance of Business. Since the date of the NADS Financial Statements, NADS and its subsidiaries have not entered into any material agreement or commitment except otherwise as disclosed herein;

     (tt) Subsidiaries. Except for the Acquirer, NADS does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm; and

NADS  -  ACQUISITION  SHARES

     (uu) Acquisition Shares. The Acquisition Shares when delivered to the holders of Certo Shares pursuant to the Merger shall be validly issued and outstanding as fully paid and non-assessable shares and the Acquisition Shares shall be transferable upon the books of NADS, in all cases subject to the provisions and restrictions of all applicable securities laws.

NON-MERGER  AND  SURVIVAL

3.2 The representations and warranties of NADS contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Certo or the Certo Shareholder, the representations and warranties of NADS shall survive the Closing.

INDEMNITY

3.3 NADS agrees to indemnify and save harmless Certo and the Certo Shareholder from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of NADS to defend any such claim), resulting from the breach by it of any representation or warranty made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by NADS to Certo or the Certo Shareholder hereunder.


                                    ARTICLE 4
                                COVENANTS OF NADS

COVENANTS

4.1     NADS  covenants  and  agrees  with  Certo  that  it  will:

     (a) Conduct of Business. Until the Closing, conduct its business diligently and in the ordinary course consistent with the manner in which it generally has been operated up to the date of execution of this Agreement;

     (b)  [Left blank intentionally.]

     (c) Access. Until the Closing, give Certo, the Certo Shareholder, and their representatives full access to all of the properties, books, contracts, commitments and records of NADS, and furnish to Certo, the Certo Shareholder and their representatives all such information as they may reasonably request;

     (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Merger; and

     (e) Name Change. Forthwith after the Closing, take such steps are required to change the name of NADS to "The Certo Group, Inc." or such similar name as may be acceptable to the board of directors of Certo.

     (f) Reverse Stock Split. Forthwith after the Closing, take such steps are required to approve a one for five reverse stock split so that there are outstanding approximately 17,697,740 post split common shares of NADS, consisting of 1,769,774 shares held by present NADS stockholders and 15,927,966 shares held by the Certo Shareholder (and/or his authorized transferees).

AUTHORIZATION

4.2 NADS hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting NADS and its subsidiaries to release any and all information in their possession respecting NADS and its subsidiaries to Certo. NADS shall promptly execute and deliver to Certo any and all consents to the release of information and specific authorizations which Certo reasonably requires to gain access to any and all such information.

SURVIVAL

4.3 The covenants set forth in this Article shall survive the Closing for the benefit of Certo and the Certo Shareholder.


                                    ARTICLE 5
                        REPRESENTATIONS AND WARRANTIES OF
                         CERTO AND THE CERTO SHAREHOLDER

REPRESENTATIONS  AND  WARRANTIES

5.1 Certo and the Certo Shareholder jointly and severally represent and warrant in all material respects to NADS, with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that Certo Shareholder does not directly or indirectly own any entities or companies that are in the same or similar line of business as the Certo Business and, thus, there are no conflicts of interest and that:

CERTO  -  CORPORATE  STATUS  AND  CAPACITY

     (a) Incorporation. Certo is a corporation duly incorporated and validly subsisting under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware;

     (b) Carrying on Business. Certo carries on business primarily in the State of New Jersey and does not carry on any material business activity in any other jurisdiction. Certo has an office in Stewartsville, New Jersey and in no other locations. The nature of the Certo Business does not require Certo to register or otherwise be qualified to carry on business in any other jurisdiction;

     (c) Corporate Capacity. Certo has the corporate power, capacity and authority to own Certo Assets, to carry on the Business of Certo and to enter into and complete this Agreement;

CERTO  -  CAPITALIZATION

     (d) Authorized Capital. The authorized capital of Certo consists of 100 shares of common stock, no par value per share;

     (e) Ownership of Certo Shares. The issued and outstanding share capital of Certo will on Closing, and before the Effective Time, consist of 100 common shares (being the Certo Shares), which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. The Certo Shareholder will be at Closing the registered and beneficial owner of 100 Certo Shares. The Certo Shares owned by the Certo Shareholder will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever;

     (f) No Option. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement or option for the acquisition of Certo Shares held by the Certo Shareholder or for the purchase, subscription or issuance of any of the unissued shares in the capital of Certo;

     (g) No Restrictions. There are no restrictions on the transfer, sale or other disposition of Certo Shares contained in the charter documents of Certo or under any agreement;

CERTO  -  RECORDS  AND  FINANCIAL  STATEMENTS

     (h) Charter Documents. The charter documents of Certo have not been altered since its incorporation date, except as filed in the record books of Certo;

     (i) Corporate Minute Books. The corporate minute books of Certo are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Certo which required director or shareholder approval are reflected on the corporate minute books of Certo. Certo is not in violation or breach of, or in default with respect to, any term of its Certificates of Incorporation (or other charter documents) or by-laws.

     (j) Certo Financial Statements. The Certo Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of Certo, on consolidated basis, as of the respective dates thereof, and the sales and earnings of the Certo Business during the periods covered thereby, in all material respects, and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

     (k) Certo Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of Certo which were not provided to NADS -- prior to the date hereof or reflected in the Certo Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the Certo Financial Statements, and Certo has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of Certo were provided to NADS prior to the date hereof and which if requested will be provided to NADS subsequent to the Closing;

     (l) Certo Accounts Receivable. All Certo Accounts Receivable set forth in the Certo Financial Statements result from bona fide business transactions and services actually rendered without, to the knowledge and belief of Certo, any claim by the obligor for set-off or counterclaim;

     (m) Certo Bank Accounts. All of the Certo Bank Accounts, their location, numbers and the authorized signatories thereto are as provided to NADS prior to the date hereof;

     (n) No Debt to Related Parties. Except as disclosed in Schedule "D" hereto, Certo is not, and on Closing will not be, materially indebted to the Certo Shareholder nor to any family member thereof, nor to any affiliate, director or officer of Certo or the Certo Shareholder except accounts payable on account of bona fide business transactions of Certo incurred in normal course of Certo Business, including employment agreements with the Certo Shareholder, none of which are more than 30 days in arrears;

     (o) No Related Party Debt to Certo. Neither the Certo Shareholder nor any director, officer or affiliate of Certo are now indebted to or under any financial obligation to Certo on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

     (p) No Dividends. No dividends or other distributions on any shares in the capital of Certo have been made, declared or authorized since the date of the Certo Financial Statements;

     (q) No Payments. No payments of any kind have been made or authorized since the date of the Certo Financial Statements to or on behalf of the Certo Shareholder or to or on behalf of officers, directors, shareholders or employees of Certo or under any management agreements with Certo, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

     (r) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting Certo;

     (s)  No  Adverse  Events.  Since  the  date  of  the  Certo  Financial
     Statements:

          (i) there has not been any material adverse change in the consolidated financial position or condition of Certo, its liabilities or the Certo Assets or any damage, loss or other change in circumstances materially affecting Certo, the Certo Business or the Certo Assets or Certo's right to carry on the Certo Business, other than changes in the ordinary course of business,

          (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting Certo, the Certo Business or the Certo Assets,

          (iii) there has not been any material increase in the compensation payable or to become payable by Certo to the Certo Shareholder or to any of Certo's officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

          (iv) the Certo Business has been and continues to be carried on in the ordinary course,

          (v) Certo has not waived or surrendered any right of material value,

          (vi) Certo has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

          (vii) no capital expenditures in excess of $10,000 individually or $30,000 in total have been authorized or made;

CERTO  -  INCOME  TAX  MATTERS

     (t) Tax Returns. All tax returns and reports of Certo required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by Certo or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

     (u) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by Certo. Certo is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

CERTO  -  APPLICABLE  LAWS  AND  LEGAL  MATTERS

     (v) Licenses. Certo holds all licenses and permits as may be requisite for carrying on the Certo Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the Certo Business;

     (w) Applicable Laws. Certo has not been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which applies to it the violation of which would have a material adverse effect on the Certo Business, and, to Certo's knowledge, Certo is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees the contravention of which would result in a material adverse impact on the Certo Business;

     (x) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to Certo, the Certo Business, or any of the Certo Assets, nor does Certo have any knowledge of any deliberate act or omission of Certo that would form any material basis for any such action or proceeding;

     (y) No Bankruptcy. Certo has not made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against Certo and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of Certo;

     (z) Labor Matters. Certo is not a party to any collective agreement relating to the Certo Business with any labor union or other association of employees and no part of the Certo Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of Certo, has made any attempt in that regard and Certo has no reason to believe that any current employees will leave Certo's employ as a result of this Merger.

     (aa) Finder's Fees. Each of Certo and Certo Shareholder is not a party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein. All finders' fees of Knightsbridge Capital and/or its related or associated parties, if any, whether payable in cash or stock, will be paid for by Certo or the Certo Shareholder;

EXECUTION  AND  PERFORMANCE  OF  AGREEMENT

     (bb) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Certo;

     (cc) No Violation or Breach. The execution and performance of this Agreement will not

          (i) violate the charter documents of Certo or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which Certo is a party,

          (ii) give any person any right to terminate or cancel any agreement including, without limitation, Certo Material Contracts, or any right or rights enjoyed by Certo,

          (iii) result in any alteration of Certo's obligations under any agreement to which Certo is a party including, without limitation, the Certo Material Contracts,

          (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the Certo Assets,

          (v) result in the imposition of any tax liability to Certo relating to Certo Assets or the Certo Shares, or

          (vi) violate any court order or decree to which either Certo is subject;

CERTO  ASSETS  -  OWNERSHIP  AND  CONDITION

     (dd) Business Assets. The Certo Assets comprise all of the property and assets of the Certo Business, and neither the Certo Shareholder nor any other person, firm or corporation owns any assets used by Certo in operating the Certo Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "E" or "I" hereto;

     (ee) Title.  Certo  is  the  legal  and  beneficial  owner  of  the  Certo
          Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "E" or "I" hereto;

     (ff) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Certo Assets;

     (gg) Certo Insurance Policies. Certo maintains the public liability insurance and insurance against loss or damage to the Certo Assets and the Certo Business as was provided to NADS prior to the date hereof;

     (hh) Certo Material Contracts. The Certo Material Contracts constitute all of the material contracts of Certo;

     (ii) No Default. There has not been any default in any material obligation of Certo or any other party to be performed under any of Certo Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed to NADS prior to the date hereof), and Certo is not aware of any default in the obligations of any other party to any of the Certo Material Contracts;

     (jj) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of Certo.
          Certo is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

CERTO  ASSETS  -  CERTO  EQUIPMENT

     (kk) Certo Equipment. The Certo Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

CERTO  ASSETS  -  CERTO  GOODWILL  AND  OTHER  ASSETS

     (ll) Certo Goodwill. Certo carries on the Certo Business only under the name "Certo Incorporated" and variations thereof and under no other business or trade names. Certo does not have any knowledge of any infringement by Certo of any patent, trademark, copyright or trade secret;

THE  BUSINESS  OF  CERTO

     (mm) Maintenance  of  Business.  Since  the  date  of  the  Certo Financial
          Statements, the Certo Business has been carried on in the ordinary course and Certo has not entered into any material agreement or commitment except in the ordinary course; and

     (nn) Subsidiaries. Except for The Certo Group, LLC, Certo does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm and Certo does not own any subsidiary and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm.

NON-MERGER  AND  SURVIVAL

5.2 The representations and warranties of Certo and the Certo Shareholder contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by NADS, the representations and warranties of Certo and the Certo Shareholder shall survive the Closing.

INDEMNITY

5.3 Certo and the Certo Shareholder jointly and severally agree to indemnify and save harmless NADS from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of Certo and the Certo Shareholder to defend any such claim), resulting from the breach by any of them of any representation or warranty of such party made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Certo or the Certo Shareholder to NADS hereunder.


                                    ARTICLE 6
                             COVENANTS OF CERTO AND
                              THE CERTO SHAREHOLDER

COVENANTS

6.1 Certo and the Certo Shareholder covenant and agree with NADS that they will:

     (a) Conduct of Business. Until the Closing, conduct the Certo Business diligently and in the ordinary course consistent with the manner in which the Certo Business generally has been operated up to the date of execution of this Agreement;

     (b) Preservation of Business. Until the Closing, use their best efforts to preserve the Certo Business and the Certo Assets and, without limitation, preserve for NADS Certo's relationships with their suppliers, customers and others having business relations with them;

     (c) Access. Until the Closing, give NADS and its representatives full access to all of the properties, books, contracts, commitments and records of Certo relating to Certo, the Certo Business and the Certo Assets, and furnish to NADS and its representatives all such information as they may reasonably request;

     (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Merger and to preserve and maintain the Certo Assets, including the Certo Material Contracts, notwithstanding the change in control of Certo arising from the Merger;

     (e) Reporting and Internal Controls. From and after the Effective Time, the Certo Shareholder shall forthwith take all required actions to implement internal controls on the business of the Surviving Company to ensure that the Surviving Company and NADS comply with
          Section 13(b)(2) of the Securities and Exchange Act of 1934;

     (f) Audited Financial Statements. Immediately upon execution of this Agreement, cause to be prepared audited financial statements of Certo in compliance with the requirements of Regulation SB as promulgated by the Securities and Exchange Commission; and

     (g) Name Change. Forthwith after the Closing, take such steps are required to change the name of NADS to "The Certo Group, Inc." or such similar name as may be acceptable to the board of directors of NADS.

AUTHORIZATION

6.2 Certo hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting Certo to release any and all information in their possession respecting Certo to NADS. Certo shall promptly execute and deliver to NADS any and all consents to the release of information and specific authorizations which NADS reasonably require to gain access to any and all such information.

SURVIVAL

6.3 The covenants set forth in this Article shall survive the Closing for the benefit of NADS.


                                    ARTICLE 7
                              CONDITIONS PRECEDENT

CONDITIONS  PRECEDENT  IN  FAVOR  OF  NADS

7.1 NADS' obligations to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

     (a) all documents or copies of documents required to be executed and delivered to NADS hereunder will have been so executed and delivered;

     (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by Certo or the Certo Shareholder at or prior to the Closing will have been complied with or performed;

     (c) NADS shall have completed its review and inspection of the books and records of Certo and shall be satisfied with same in all material respects;

     (d) title to the Certo Shares held by the Certo Shareholder and to the Certo Assets will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed herein;

     (e) the Certificate of Merger shall be executed by Certo in form acceptable for filing with the Delaware Secretary of State;

     (f)  subject to Article 8 hereof, there will not have occurred

          (i) any material adverse change in the financial position or condition of Certo, its liabilities or the Certo Assets or any damage, loss or other change in circumstances materially and adversely affecting the Certo Business or the Certo Assets or Certo's right to carry on the Certo Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

          (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to Certo or the Certo Business (whether or not covered by insurance) materially and adversely affecting Certo, the Certo Business or the Certo Assets;

     (g) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any;

     (h) $85,000 shall have been wired, in accordance with the wire instructions set forth below, for subsequent delivery of such funds to Morry F. Rubin as payment of the accrued salary of $58,750 and $26,250 as partial payment for the consulting fees due under his Consulting Agreement, which will be wired to Mr. Rubin's account in accordance with wire instructions to be supplied prior to or at closing

              Citibank             111  Great  Neck  Road
                                   Great  Neck,  NY  11021
                                   Telephone:  (516)  829-6768
                                   Branch:  199
              ABA#                 021000089
              For Account of       Morse  &  Morse  PLLC
              Account  No.         26471556;

     (i) the consulting agreement in the form attached hereto as Schedule "S" shall be executed by NADS and the other parties thereto; and

     (j) the registration rights agreement in the form attached hereto as Schedule "T" shall be executed by NADS and the other parties thereto.

WAIVER  BY  NADS

7.2 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of NADS and any such condition may be waived in whole or in part by NADS at or prior to Closing by delivering to Certo a written waiver to that effect signed by NADS. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, NADS shall be released from all obligations under this Agreement.

CONDITIONS  PRECEDENT  IN  FAVOR  OF  CERTO  AND  THE  CERTO  SHAREHOLDER

7.3 The obligation of Certo and the Certo Shareholder to carry out the transactions contemplated hereby is subject to the fulfillment of each of the following conditions precedent on or before the Closing:

     (a) all documents or copies of documents required to be executed and delivered to Certo hereunder will have been so executed and delivered;

     (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by NADS at or prior to the Closing will have been complied with or performed;

     (c) Certo shall have completed its review and inspection of the books and records of NADS and its subsidiaries and shall be satisfied with same in all material respects;

     (d) NADS will have delivered the Acquisition Shares to be issued pursuant to the terms of the Merger to Certo at the Closing and the Acquisition Shares will be registered on the books of NADS in the name of the holder of Certo Shares at the Effective Time;

     (e) title to the Acquisition Shares will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

     (f) the Certificate of Merger shall be executed by the Acquirer in form acceptable for filing with the Delaware Secretary of State;

     (g)  subject to Article 8 hereof, there will not have occurred

          (i) any material adverse change in the financial position or condition of NADS, its subsidiaries, their liabilities or any damage, loss or other change in circumstances materially and adversely affecting NADS, the NADS Business or NADS' right to carry on the NADS Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

          (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to NADS or the NADS Business (whether or not covered by insurance) materially and adversely affecting NADS, its subsidiaries, or the NADS Business;

     (h) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any; and

     (k) the satisfaction of all liabilities of NADS on or prior to the Closing Date.

WAIVER  BY  CERTO  AND  THE  CERTO  SHAREHOLDER

7.4 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of Certo and the Certo Shareholder and any such condition may be waived in whole or in part by Certo or the Certo Shareholder at or prior to the Closing by delivering to NADS a written waiver to that effect signed by Certo and the Certo Shareholder. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing Certo and the Certo Shareholder shall be released from all obligations under this Agreement.

NATURE  OF  CONDITIONS  PRECEDENT

7.5 The conditions precedent set forth in this Article are conditions of completion of the transactions contemplated by this Agreement and are not conditions precedent to the existence of a binding agreement. Each party acknowledges receipt of the sum of $1.00 and other good and valuable consideration as separate and distinct consideration for agreeing to the conditions of precedent in favor of the other party or parties set forth in this Article.

TERMINATION

7.6 Notwithstanding any provision herein to the contrary, if the Closing does not occur on or before August 15, 2005, this Agreement will be at an end and will have no further force or effect, unless otherwise agreed upon by the parties in writing.

CONFIDENTIALITY

7.7 Notwithstanding any provision herein to the contrary, the parties hereto agree that the existence and terms of this Agreement are confidential and that if this Agreement is terminated pursuant to the preceding section the parties agree to return to one another any and all financial, technical and business documents delivered to the other party or parties in connection with the negotiation and execution of this Agreement and shall keep the terms of this Agreement and all information and documents received from Certo and NADS and the contents thereof confidential and not utilize nor reveal or release same, provided, however, that NADS will be required to issue news releases regarding the execution and consummation of this Agreement and file a Current Report on Form 8-K with the Securities and Exchange Commission respecting the proposed Merger contemplated hereby together with such other documents as are required to maintain the currency of NADS' filings with the Securities and Exchange Commission.



                                    ARTICLE 8
                                      RISK

MATERIAL  CHANGE  IN  THE  BUSINESS  OF  CERTO

8.1 If any material loss or damage to the NADS Business occurs prior to Closing and such loss or damage, in Certo's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, Certo shall, within two (2) days following any such loss or damage, by notice in writing to NADS, at its option, either:

     (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

     (b) elect to complete the Merger and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to Certo's obligations to carry out the transactions contemplated hereby, be vested in NADS or otherwise adequately secured to the satisfaction of Certo on or before the Closing Date.

MATERIAL  CHANGE  IN  THE  NADS  BUSINESS

8.2 If any material loss or damage to the NADS Business occurs prior to Closing and such loss or damage, in Certo's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, Certo shall, within two (2) days following any such loss or damage, by notice in writing to NADS, at its option, either:

     (c) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

     (d) elect to complete the Merger and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to Certo's obligations to carry out the transactions contemplated hereby, be vested in NADS or otherwise adequately secured to the satisfaction of Certo on or before the Closing Date.

                                    ARTICLE 9
                                     CLOSING

CLOSING

9.1 The Merger and the other transactions contemplated by this Agreement will be closed at the Place of Closing in accordance with the closing procedure set out in this Article.

DOCUMENTS  TO  BE  DELIVERED  BY  CERTO

9.2 On or before the Closing, Certo and the Certo Shareholder will deliver or cause to be delivered to NADS:

     (a) the original or certified copies of the charter documents of Certo and all corporate records documents and instruments of Certo, the corporate seal of Certo and all books and accounts of Certo;

     (b) all reasonable consents or approvals required to be obtained by Certo for the purposes of completing the Merger and preserving and maintaining the interests of Certo under any and all Certo Material Contracts and in relation to Certo Assets;

     (c) certified copies of such resolutions of the shareholder and director of Certo as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

     (d) an acknowledgement from Certo and the Certo Shareholder of the satisfaction of the conditions precedent set forth in section 7.3 hereof;

          (e)  the Certificate of Merger, duly executed by Certo; and

     (f) such other documents as NADS may reasonably require to give effect to the terms and intention of this Agreement.

DOCUMENTS  TO  BE  DELIVERED  BY  NADS

9.3 On or before the Closing, NADS shall deliver or cause to be delivered to Certo and the Certo Shareholder:

     (a) share certificates representing the Acquisition Shares duly registered in the names of the holders of shares of Certo Common Stock;

     (b) certified copies of such resolutions of the directors of NADS as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

     (c) a certified copy of a resolution of the directors of NADS dated as of the Closing Date appointing the nominees of Certo as directors of NADS;

     (d)  the resignations of all of the directors and officers of NADS;

     (e) an acknowledgement from NADS of the satisfaction of the conditions precedent set forth in section 7.1 hereof;

     (f)  the Certificate of Merger, duly executed by the Acquirer;

     (g) documentation evidencing the conversion of all outstanding warrants into 2,300,000 NADS Common Shares, in form satisfactory to Certo; and

     (h) such other documents as Certo may reasonably require to give effect to the terms and intention of this Agreement.


                                   ARTICLE 10
                              POST-CLOSING MATTERS

10.1 Forthwith after the Closing, NADS, Certo and the Certo Shareholder agree to use all their best efforts to:

     (a) file the Certificate of Merger with Secretary of State of the State of Delaware;

     (b)  issue a news release reporting the Closing;

     (c) file a Form 8-K with the Securities and Exchange Commission disclosing the terms of this Agreement and, not more than 60 days following the filing of such Form 8-K, to file an amended Form 8-K which includes audited financial statements of Certo as well as pro forma financial information of Certo and NADS as required by Regulation SB as promulgated by the Securities and Exchange Commission;

     (d) take such steps are required to approve a one for five reverse stock split so that there are outstanding approximately 17,697,740 post split common shares of NADS;

     (e) take such steps are required to change the name of NADS to "The Certo Group, Inc." a name as may be acceptable to the board of directors of NADS; and

     (f) file a registration statement in accordance with the registration rights agreement in the form attached hereto as Schedule "T."

                                   ARTICLE 11
                               GENERAL PROVISIONS

ARBITRATION

11.1 The parties hereto shall attempt to resolve any dispute, controversy, difference or claim arising out of or relating to this Agreement by negotiation in good faith. If such good negotiation fails to resolve such dispute, controversy, difference or claim within fifteen (15) days after any party delivers to any other party a notice of its intent to submit such matter to arbitration, then any party to such dispute, controversy, difference or claim may submit such matter to arbitration in the City of New York, New York.

NOTICE

11.2 Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address for notice of the intended recipient by personal delivery, prepaid single certified or registered mail, or facsimile. Any notice delivered by mail shall be deemed to have been received on the fourth business day after and excluding the date of mailing, except in the event of a disruption in regular postal service in which event such notice shall be deemed to be delivered on the actual date of receipt. Any notice delivered personally or by facsimile shall be deemed to have been received on the actual date of delivery. If delivered by facsimile, the party transmitting the facsimile shall retain proof of the transmission by facsimile and shall send by regular mail a copy to the other party.

ADDRESSES  FOR  SERVICE

11.3 The address for service of notice of each of the parties hereto is as follows:

     (a)  NADS or the Acquirer:

          National  Diversified  Services,  Inc.
          c/o  Morse  &  Morse,  PLLC
          1400  Old  Country  Road,  Suite  302
          Westbury,  New  York  11590
          Attn:  Morry  F.  Rubin,  Chief  Executive  Officer
          Phone:  (516)  487-1419
          Telecopier:  (516)  487-1452
          With  a  copy  to:
          George  Rubin
          Telecopier:  (212)  3070202


     (b)  Certo or the Certo Shareholder

          The  Certo  Group,  Inc.
          1927  Gary  Road
          Stewartsvilles,  New  Jersey  08886
          Attn:  Dominic  Certo,  Chief  Executive  Officer
          Phone:  (732)  356-9555
          Telecopier:  (732)  356-2969

CHANGE  OF  ADDRESS

11.4 Any party may, by notice to the other parties change its address for notice to some other address in North America and will so change its address for notice whenever the existing address or notice ceases to be adequate for delivery by hand. A post office box may not be used as an address for service.

FURTHER  ASSURANCES

11.5 Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

TIME  OF  THE  ESSENCE

11.6     Time  is  expressly  declared  to  be  the  essence  of this Agreement.

ENTIRE  AGREEMENT

11.7 The provisions contained herein constitute the entire agreement among Certo, the Certo Shareholder, the Acquirer and NADS respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among Certo, the Certo Shareholder, the

Acquirer  and  NADS  with  respect  to  the  subject  matter  hereof.

ENUREMENT

11.8 This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

ASSIGNMENT

11.9 This Agreement is not assignable without the prior written consent of the parties hereto.

COUNTERPARTS

11.10 This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by telecopier will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

APPLICABLE  LAW

11.11     This  Agreement  is  subject  to  the  laws  of the State of New York.

                  [Remainder of page intentionally left blank.]

IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

                                  NATIONAL  DIVERSIFIED  SERVICES,  INC.



                                  By: /s/Morry F.  Rubin
                                      ------------------
                                      Morry  F.  Rubin,
                                      Chief  Executive  Officer



                                  THE  CERTO  GROUP,  INC.


                                  By: /s/Dominic  Certo
                                      ------------------
                                      Dominic  Certo,
                                      Chief  Executive  Officer


                                  NADS  ACQUISITION  CORP.



                                  By: /s/ Morry  F.  Rubin
                                      --------------------
                                      Morry  F.  Rubin,
                                      Chief  Executive  Officer

                                      /s/ Dominic Certo
                                      -----------------
                                      DOMINIC  CERTO